2Q 2023 Earnings Presentation

2 Westlake Second Quarter 2023 Highlights  Net sales of $3.3 billion, net income of $297 million and EBITDA(1) of $690 million  Elevated level of unplanned outages impacted operating income and EBITDA by ~$50 million  Performance and Essential Materials second quarter sales of $2.1 billion with EBITDA(2) of $435 million  Housing and Infrastructure Products second quarter sales of $1.1 billion with EBITDA(3) of $244 million  Raising 2023 cost savings target to $75 - $105 million after achieving cost savings of $25 million in the second quarter and $50 million year to date  Generated cash from operations of $555 million and free cash flow(4) of $315 million in the second quarter  Strong balance sheet with $2.7 billion of cash and cash equivalents and $4.9 billion of gross debt locked in at interest rates averaging 3.2% with a weighted average maturity of more than 16 years 1) Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities can be found on page 12 2) Reconciliation of PEM EBITDA to the applicable GAAP measure can be found on page 13 3) Reconciliation of HIP EBITDA to the applicable GAAP measure can be found on page 13 4) Free cash flow is defined as Net Cash Provided by Operating Activities less Capital Expenditures

Westlake Corporation Performance Second Quarter 2023

($ in millions)	2Q 2023	1Q 2023	2Q 2023 vs. 1Q 2023	2Q 2022	2Q 2023 vs. 2Q 2022
Sales	**$3,251**	**$3,356**	**(3%)**	**$4,483**	**(27%)**
Operating Income	**$396**	**$536**	**(26%)**	**$1,175**	**(66%)**
Performance and Essential Materials EBITDA	*$435*	*$615*	*(29%)*	*$1,162*	*(63%)*
Housing and Infrastructure Products EBITDA	*$244*	*$205*	*19%*	*$310*	*(21%)*
Corporate EBITDA	*$11*	*$5*	*-*	*($16)*	*-*
EBITDA[(1)]	**$690**	**$825**	**(16%)**	**$1,456**	**(53%)**

- Soft economic conditions, in addition to unplanned outages, drove PEM sales volume down 4% QoQ with growth in polyethylene and chlorine more than offset by declines in PVC resin and caustic soda
- Imports and weakness in global manufacturing and industrial activity drove sequentially lower PEM average selling prices and integrated margins, particularly for epoxy and caustic soda
- Elevated level of unplanned outages impacted operating income and EBITDA by ~$50 million in the quarter

+ HIP sales volume grew 13% QoQ across our building products portfolio supported by seasonal trends
+ HIP segment EBITDA margin improved QoQ reflecting the value of our brands and relationships with customers
+ Achieved cost savings of ~$25 million in 2Q 2023 and ~$50 million in 1H 2023

1) *Reconciliations of EBITDA, Performance and Essential Materials EBITDA, Housing and Infrastructure Products EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 12 and 13*

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4 Performance and Essential Materials (“PEM”) Segment Performance – Sales volumes fell QoQ due to continuing soft macroeconomic conditions and unplanned production outages, particularly in PVC resin and caustic soda – Average selling prices were lower QoQ primarily driven by declines in epoxy and caustic soda as demand weakness in Asian markets prompted competitively priced exports – Elevated level of unplanned production outages impacted operating income and EBITDA by ~$50 million + Feedstock and energy costs were lower on both a QoQ and YoY basis in the U.S. and Europe PEM Segment 2Q 2023 vs. 1Q 2023 Average Sales Price Volume -5.5% -3.6% PEM Segment 2Q 2023 vs. 2Q 2022 Average Sales Price Volume -20.9% -10.3% 1) Reconciliation of PEM EBITDA to the applicable GAAP measure can be found on page 13 2) PEM EBITDA margin is calculated by dividing PEM EBITDA by Total PEM Sales ($ in millions) 2Q 2023 1Q 2023 2Q 2023 vs. 1Q 2023 2Q 2022 2Q 2023 vs. 2Q 2022 Performance Materials Sales $1,140 $1,282 (11%) $2,060 (45%) Essential Materials Sales $996 $1,067 (7%) $1,044 (5%) Total PEM Sales $2,136 $2,349 (9%) $3,104 (31%) Operating Income $215 $403 (47%) $965 (78%) EBITDA(1) $435 $615 (29%) $1,162 (63%) EBITDA Margin(2) 20% 26% - 37% -

5 Feedstock and energy costs fell from the elevated 2022 levels, which supported integrated margins Softer industrial and manufacturing activity against a challenging macroeconomic backdrop drove sequentially lower sales volumes, particularly for PVC resin, epoxy and caustic soda Innovation and investment to capture secular growth in clean fresh water, electrification, renewable energy, and circularity applications continues Our North American feedstock cost advantage supported sequentially higher polyethylene sales volume and operating rates by creating export opportunities 1 2 3 4 Performance and Essential Materials Update

6 Housing and Infrastructure Products (“HIP”) Segment Performance 1) Reconciliation of HIP EBITDA to the applicable GAAP measure can be found on page 13 2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales + Seasonal increase in residential construction activity drove solid QoQ volume growth with widespread gains across most of our building products businesses + EBITDA margin improved QoQ due to fixed cost absorption on the higher sales volume – On a YoY basis, sales volume and EBITDA fell due to lower housing starts over the past year driven by higher mortgage rates HIP Segment 2Q 2023 vs. 1Q 2023 Average Sales Price Volume -1.7% +12.6% HIP Segment 2Q 2023 vs. 2Q 2022 Average Sales Price Volume -1.4% -17.7% ($ in millions) 2Q 2023 1Q 2023 2Q 2023 vs. 1Q 2023 2Q 2022 2Q 2023 vs. 2Q 2022 Housing Products Sales $918 $818 12% $1,116 (18%) Infrastructure Products Sales $197 $189 4% $263 (25%) Total HIP Sales $1,115 $1,007 11% $1,379 (19%) Operating Income $190 $143 33% $236 (19%) EBITDA(1) $244 $205 19% $310 (21%) EBITDA Margin(2) 22% 20% - 22% -

7 Our diverse portfolio of brands at multiple price points is well positioned to service homebuilders’ changing home designs as housing starts are impacted by higher mortgage rates Stabilizing building products demand with sequential sales volume improvement as homebuilders and homebuyers adjust to higher mortgage rates Recent all-time low inventory of existing homes for sale supports both new residential construction (~50% of HIP sales) and increased repair and remodel (R&R) activity (~50% of HIP sales) Longer-term fundamentals for housing strength remain intact due to decade- plus of under-building, increasingly favorable demographics, the aging housing stock and increasing popularity of remote work 1 2 3 4 Housing and Infrastructure Products Update

8 Westlake average 25%Westlake average 16% 0% 5% 10% 15% 20% 25% Return on Assets Return on Capital Employed EBITDA Margin Westlake Chemical Peers Building Peers Westlake average 10% Source: FactSet: Chemical peers includes: EMN, HUN, OLN, LYB, DOW Building products peer includes: JHX, FBHS, MAS, PGTI, DOOR, CNR, JELD Sales EBITDA Free Cash Flow Per Share 2013 2022 $3.8B $15.8B 2013 2022 $1.1B $4.2B 2013 2022 $1.10 $17.75 Ten Year Average of Returns and Margins (2013-2022) • Focused Bottom Line Growth • Asset Quality • Operating Rate Advantages • Chain Integration • Leading Market Positions • Specialty & Downstream Focus • Advantaged Feedstock Higher Sales, Margins and Returns Attributable to: ~15% CAGR ~14% CAGR ~32% CAGR Ten Year CAGR Performance 1) See page 14 for a reconciliation of EBITDA to Net Income and Cash Flow from Operating Activities 2) Free Cash Flow Per Share is defined as Net Cash Provided by Operating Activities less Capital Expenditures divided by Weighted Average Common Shares Outstanding (3) (1) (2) Westlake’s Historical Financial Performance 3) EBITDA Margin is EBITDA divided by Net External Sales

9  Established 20% carbon intensity reduction by 2030 target and goals for natural resource use, safety, community engagement and circularity  Developed products with an improved environmental profile (e.g. GreenVin®, PIVOTAL™ and PVCO)  Aligning disclosures with Global Reporting Initiative (GRI) and Sustainability Accounting Standards Board (SASB) Significant ESG score improvement from two leading rating agencies over the past two years ESG Rating Agency Score Improvement CCC CCC BB BBB 2020 2021 2022 2023 Ratings for Westlake now reflect scores in the top 40% of chemical peers Chemical Peer Average WLK 0% 50%

10 Financial Reconciliations

11 Consolidated Statements of Operations Performance and Essential Materials Sales $ 2,136 $ 3,104 $ 2,349 $ 4,485 $ 5,936 Housing and Infrastructure Products Sales 1,115 1,379 1,007 2,122 2,603 Net sales 3,251 4,483 3,356 6,607 8,539 Cost of sales Gross profit Selling, general and administrative expenses Amortization of intangibles Restructuring, transaction and integration-related costs Income from operations Interest expense Other income, net Income before income taxes Provision for income taxes Net income Net income attributable to noncontrolling interests Net income attributable to Westlake Corporation $ 297 $ 858 $ 394 $ 691 $ 1,614 Earnings per common share attributable to Westlake Corporation: Basic $ 2.32 $ 6.65 $ 3.07 $ 5.39 $ 12.52 Diluted $ 2.31 $ 6.60 $ 3.05 $ 5.35 $ 12.43 Three months ended June 30, Six months ended June 30, Three months ended March 31, 642 1,445 1,434 2,730 2023 2,564 792 2,609 3,038 5,173 5,809 2023 213 220 435 420 30 43 61 85 31 222 3 7 6 18 396 1,175 932 2,207 (42) (44) (84) (90) 873 714 1,637 377 1,148 893 2,145 23 17 45 28 307 407 275 179 508 3 536 (42) 22 2022 2023 2022 (In millions of dollars, except per share data) 516 109 70 15 23 23 13 10

12 Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities Net cash provided by operating activities $ 555 $ 913 $ 512 $ 1,067 $ 1,613 Changes in operating assets and liabilities and other Deferred income taxes Net income Less: Other income, net Interest expense Provision for income taxes Income from operations Add: Depreciation and amortization Other income, net EBITDA $ 690 $ 1,456 $ 825 $ 1,515 $ 2,756 22 23 17 45 28 267 271 264 538 521 (109)(70) (275) (179) (508) 536 396 1,175 932 2,207 22 23 17 45 28 (42)(42) (44) (84) (90) 407307 873 714 1,637 (In millions of dollars) (81) (121)(283) (1) (404) 105 16 35 (39) 51 Three months ended June 30, Six months ended June 30, 20232023 2022 2023 2022 Three months ended March 31,

13 Reconciliation of PEM, HIP and Corporate EBITDA to Applicable Operating Income (Loss) Three months ended June 30, Three months ended March 31, Six months ended June 30, 2023 2022 2023 2023 2022 Performance and Essential Materials EBITDA $ 435 $ 1,162 $ 615 $ 1,050 $ 2,233 Less: Depreciation and Amortization 217 192 210 427 376 Other Income (Expenses) 3 5 2 5 13 Performance and Essential Materials Operating Income (Loss) 215 965 403 618 1,844 Housing and Infrastructure Products EBITDA 244 310 205 449 568 Less: Depreciation and Amortization 51 70 55 106 141 Other Income (Expenses) 3 4 7 10 6 Housing and Infrastructure Products Operating Income (Loss) 190 236 143 333 421 Corporate EBITDA 11 (16) 5 16 (45) Less: Depreciation and Amortization 3 2 2 5 4 Other Income (Expenses) 17 8 13 30 9 Corporate Operating Income (Loss) (9) (26) (10) (19) (58) Performance and Essential Materials Operating Income (Loss) 215 965 403 618 1,844 Housing and Infrastructure Products Operating Income (Loss) 190 236 143 333 421 Corporate Operating Income (Loss) (9) (26) (10) (19) (58) Total Operating Income (Loss) 396$ 1,175$ 536$ 932$ 2,207$ (In millions of dollars)

Reconciliation of Westlake EBITDA to Net Income and to Cash Flow from Operating Activities

(In millions of dollars)

	LTM 2Q 2023	FY 2022	FY 2021	FY 2020	2023 Q2	2023 Q1	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021 Q4	2021 Q3	2021 Q2
EBITDA	2,938	4,179	3,693	1,246	690	825	619	804	1,456	1,300	1,131	1,077	932
Less:													
Income Tax (Provision) Benefit	(320)	(649)	(607)	42	(70)	(109)	(57)	(84)	(275)	(233)	(184)	(193)	(158)
Interest Expense	(171)	(177)	(176)	(142)	(42)	(42)	(43)	(44)	(44)	(46)	(46)	(61)	(36)
Depreciation & Amortization	(1,073)	(1,056)	(840)	(773)	(271)	(267)	(271)	(264)	(264)	(257)	(240)	(203)	(202)
Non Controlling Interest	(50)	(50)	(55)	(43)	(10)	(13)	(16)	(11)	(15)	(8)	(17)	(13)	(14)
Net Income Attributable to Westlake Corp	1,324	2,247	2,015	330	297	394	232	401	858	756	644	607	522
Non Controlling Interest	50	50	55	43	10	13	16	11	15	8	17	13	14
Changes in operating assets & liabilities	1,628	1,119	301	778	283	121	652	572	1	(106)	123	109	67
Deferred income taxes	(153)	(21)	23	146	(35)	(16)	(65)	(37)	39	42	(27)	26	14
Cash flow from operating activities	2,849	3,395	2,394	1,297	555	512	835	947	913	700	757	755	617
Performance & Essential Materials EBITDA	2,054	3,237	3,247	898	435	615	443	561	1,162	1,071	997	946	846
Housing & Infrastructure Products EBITDA	836	955	534	388	244	205	133	254	310	258	162	137	130
Corporate EBITDA	48	(13)	(88)	(40)	11	5	43	(11)	(16)	(29)	(28)	(6)	(44)
Westlake EBITDA	2,938	4,179	3,693	1,246	690	825	619	804	1,456	1,300	1,131	1,077	932

Non-GAAP Financial Measures
This presentation includes the non-GAAP measure EBITDA. A reconciliation to net income and to cash flow from operating activities is included above.

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15 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding creating value for our shareholders, pricing and demand for our products, industry outlook for both of our segments, our cost control and efficiency efforts, our ability to capture integrated chain margin, our development of additional products with sustainability attributes in the future, our sustainability goals and commitments and our reduction in carbon impact, our investment criteria to drive growth, our expectations regarding secular demand for products in our Performance and Essential Materials segment and our belief that we are well positioned to service homebuilders’ changing designs. Actual results may differ materially depending on factors, including, but not limited to, the following: the effects of our recently completed acquisitions, including our future financial condition, results of operations, strategy and plans; and expected synergies and other benefits from the acquisitions and our ability to realize such synergies and other benefits; general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and unrest in the Middle East and elsewhere including the conflict between Russia and Ukraine; uncertainties associated with pandemic infectious diseases, particularly COVID-19; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks); changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Westlake Corporation 2801 Post Oak Boulevard, Suite 600 Houston, Texas 77056 713-960-9111 Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Treasurer